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                               TANAKA Growth Fund

                        Class A Shares and Class B Shares

                                   Prospectus

                                  April 1, 2002


INVESTMENT OBJECTIVE:
Growth of capital




230 Park Avenue, Suite 960
New York, New York  10169
877-4-TANAKA (Toll Free)
















      The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

RETURN RISK/SUMMARY............................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................5

HOW TO BUY SHARES..............................................................6

HOW TO REDEEM SHARES..........................................................11

DETERMINATION OF NET ASSET VALUE..............................................12

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................12

MANAGEMENT OF THE FUND........................................................13

FINANCIAL HIGHLIGHTS..........................................................14

PRIVACY POLICY................................................................16

FOR MORE INFORMATION..................................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the TANAKA Growth Fund is growth of capital.

Principal Strategies

     The Fund invests primarily in common stocks and other equity securities of small, medium and large capitalization companies. The Fund will invest primarily in domestic securities, but it may also invest up to 45% of its net assets, measured at the time of investment, in foreign securities, including multinational and emerging market securities. The Fund is a non-diversified fund, which means that the Fund may take larger positions in a small number of companies than a diversified fund.

     The Fund's investments in equity securities will generally consist of issues which the Fund's advisor believes have capital growth potential due to factors such as:

o    rapid growth in demand in existing markets;
o    expansion into new markets;
o    new product introductions;
o    reduced competitive pressures;
o    cost reduction programs;
o    changes in management; and
o other fundamental changes which may result in improved earnings growth or increased asset values.

     The Fund's advisor relies on research, management meetings and industry contacts to identify:

o companies with above-average long-term earnings growth potential that could exceed market expectations;
o industries that are positioned to participate in strong demographic, societal or economic trends; and
o companies within those industries that have a particular competitive advantage or niche.

     The Fund may sell a security when:

o    the fundamentals of the company decline;
o    the security reaches a target price or price-to-earnings ratio; or
o the Fund's advisor determines to reallocate assets to a security with superior capital growth potential.

     While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors are likely to be overweighted compared to others because the Fund's advisor seeks the best investment opportunities regardless of sector. For example, the Fund may be overweighted at times in the financial services, technology and pharmaceutical/health care sectors. The sectors in which the Fund may be overweighted will vary at different points in an economic cycle.

Principal Risks of Investing in the Fund

Management Risk. The advisor's growth-oriented approach may fail to produce the intended results.

Smaller Company Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

o The earnings and prospects of smaller companies are more volatile than larger companies.
o Smaller companies may experience higher failure rates than do larger companies.
o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.
o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole. Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.
Foreign Risk. To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.
      Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.
     In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Non-Diversification Risk. As a non-diversified fund, the Fund will be subject to substantially more investment risk and potential for volatility than a diversified fund because its portfolio may at times focus on a limited number of companies.
Sector Risk. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the financial services sector, the technology sector or the pharmaceutical/health care sector, it will be affected by developments affecting the applicable sector. All three sectors are subject to changing government regulations that may limit profits and restrict services offered. Companies in these sectors also may be significantly affected by intense competition. In addition, the profitability of companies in the financial services industries can be significantly affected by the cost of capital and changes in interest rates, and technology and pharmaceutical/health care products may be subject to rapid obsolescence.
Volatility Risk. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.
Additional Risks.
o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

     Is the Fund Right for You?

The Fund may be suitable for:

o    long-term investors seeking a fund with a growth investment strategy;
o investors who can tolerate the greater risks associated with common stock investments;
o investors willing to accept the greater market price fluctuations of smaller companies;
o investors who can tolerate the increased risks of foreign and emerging market securities; or
o investors who can tolerate the increased risks and price fluctuations associated with a non-diversified fund.

General

     The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments or repurchase agreements. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

     The Fund has authorized three classes of shares: Class A, Class B and Class
R. As the classes are subject to differing expenses and sales charge structures, performance will vary among the classes. The bar chart below shows Class B total return for the calendar year ended December 31, 2001. Contingent deferred sales charges are not reflected in the bar chart and, if these amounts were reflected, the total return would be less than as shown. The performance table below shows how the Class B average annual total returns compare over time to those of a broad-based securities market index, which gives some indication of the risks of an investment in the Fund. Contingent deferred sales charges are reflected in the average annual total returns for the class. As with all mutual funds, past results (before and after taxes) are not an indication of future performance.

                            Year-by-Year Total Retun
                          for each full calendar year
                         since the Fund was established
                                   (Class B)

                                  2000 -11.17%
                                  2001 -23.01%

     During the period shown, the highest return for a quarter was 25.76% (4th quarter, 2001); and the lowest return was -23.19% (3rd quarter, 2001).

Average Annual Total Returns (through December 31, 2001):

                                                              One Year                  Since Inception
The Fund - Class A
         (return before taxes)                                -22.89%                   -32.67%1

The Fund - Class B
         (return before taxes)                                -23.01%                   -17.26%2

         (return after taxes on distributions)3               -18.96%                   -14.57%
         (return after taxes on distributions and             -17.43%                   -11.97%
          sale of Fund shares)2

S&P 500 Index                                                 -11.84%                   -10.45%
Russell 2000 Index                                              2.49%                    -0.30%
NASDAQ Composite Index                                        -25.69%                   -32.21%

1 November 9, 2000
2 December 31, 1999
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for Class B only, and after-tax returns for other classes will vary.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

     The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)  Class A      Class B
Maximum Sales Charge (Load) Imposed on Purchases ............4.50%..........NONE
Maximum Deferred Sales Charge (Load).........................1.00%.........5.00%
Redemption Fee (A)...........................................NONE...........NONE
Exchange Fee.................................................NONE...........NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees..............................................1.00%.........1.00%
Distribution (12b-1) Fees................................... 0.25%........ 1.00%
Other Expenses.............................................. 3.77%........ 3.25%
Total Annual Fund Operating Expenses........................ 5.02%........ 5.25%
Expense Reimbursement (B)................................... 3.31%........ 2.83%
Net Expenses (After Expense Reimbursement).................. 1.75%.........2.50%


(A) A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

(B) The Fund's advisor has contractually agreed to waive fees and/or reimburse Class A and Class B expenses through March 31, 2003 to maintain Class A total annual operating expenses at 1.75% of its average daily net assets and Class B total annual operating expenses at 2.50% of its average daily net assets. Any waiver or reimbursement by the Fund's advisor is subject to repayment by the Fund within the three fiscal years following the year ending November 30, 2003, if the Fund is able to make the payment without exceeding the above-described expense limitations.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for expense reimbursement reflected in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                    1 Year           3 Years           5 Years          10 Years
                    ------           -------            ------          --------

    Class A           $724             $2,051            $3,048           $5,516
    Class B           $763             $2,138            $3,215           $5,862

                                HOW TO BUY SHARES

     The minimum initial investment in the Fund is $1,000 and minimum subsequent
investments   are  $500.   The  Fund  may  waive  the  minimum   under   certain
circumstances.

Initial Purchase

     By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and
o    a check (subject to the minimum amounts) made payable to the Fund.

     Mail the application (be sure to specify whether you are purchasing Class A or Class B shares) and check to:

U.S. Mail: TANAKA Funds, Inc                  Overnight: TANAKA Funds, Inc.
           c/o Unified Fund Services, Inc.               c/o Unified Fund Services, Inc.
           P.O. Box 6110                                 431 North Pennsylvania Street
           Indianapolis, Indiana  46206-6110             Indianapolis, Indiana  46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at 877-4-TANAKA to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      U.S. Bank, N.A.
      ABA #0420-0001-3
      Attn: TANAKA Funds, Inc.:  TANAKA Growth Fund
      Account Name _________________(write in shareholder name)
      For the Account # ______________(write in shareholder account number) D.D.A.#488922451

     You must also mail a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds.

Through Financial Institutions

     You may purchase and redeem shares of the Fund through brokers and other financial institutions that have entered into sales agreements with the Fund's distributor. These institutions may charge a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. These institutions are authorized to designate other intermediaries to receive purchase and redemption requests on the Fund's behalf. The Fund is not responsible for the failure of any institution to promptly forward these requests.

     If you purchase shares through a broker-dealer or financial institution, your purchase will be subject to its procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. You should acquaint yourself with the institution's procedures and read this Prospectus in conjunction with any materials and information provided by the institution. If you purchase Fund shares in this manner, you may or may not be the shareholder of record and, subject to your institution's and the Fund's procedures, may have Fund shares transferred into your name. There is typically a one to five day settlement period for purchases and redemptions through broker-dealers.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name                    -the name of your account(s)
      -your account number(s)       -a check made payable to TANAKA Funds, Inc.

     Checks should be sent to the TANAKA Funds, Inc., c/o Unified Fund Services, Inc. at the address listed above. A bank wire should be sent as outlined above.

Sales Charge (Load)

Class A Shares

     Shares of the Fund are purchased at the public offering price. The public offering price for Class A shares is the next determined NAV plus a sales charge
(load) as shown in the following table.

============================================================================================================================

                                                     Sales Charge as % of:

                                           Public                              Net            Dealer Reallowance as % of
        Amount of Investment               Offering                          Amount              Public Offering Price
                                           Price                             Invested

============================================================================================================================

Less than $100,000                           4.50%                           4.71%                       4.00%
$100,000 but less than $250,000              3.75%                           3.90%                       3.25%
$250,000 but less than $500,000              2.75%                           2.83%                       2.50%
$500,000 but less than                       2.25%                           2.30%                       2.00%
   $1,000,000                                See below                       See below                   See below
$1,000,000 or more
============================================================================================================================

     Investments of $1 million or more are sold with no initial sales charge. A 1% contingent deferred sales charge may be imposed on certain redemptions made within one year of purchase by Class A accounts of $1 million or more. A dealer concession of up to 1% may be paid on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the Fund and the Fund's advisor are not subject to a sales charge (see "Sales at Net Asset Value" below).

     Reducing the Sales Charge. As shown in the table above, the size of the total investment in the Class A shares of the Fund will affect the sales charge. Described below are several methods to reduce the applicable sales charge. In order to obtain a reduction in the sales charge, you must notify, at the time of purchase, your dealer, the transfer agent or the Fund's advisor of the applicability of one of the following:

     Rights of Aggregation. The investment schedule above applies to the total amount being invested by any "person," which term includes an individual, his spouse and children under the age of 21, a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code) although more than one beneficiary is involved, or any United States bank or investment advisor purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time may combine these investments into a single transaction in order to reduce the applicable sales charge.

     Rights of Accumulation. You may purchase Class A shares of the Fund at a reduced sales charge by taking into account not only the amount then being invested, but also the current net asset value of the shares of the Fund already held. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, you must notify your dealer, the transfer agent or the distributor at the time of purchase that you wish to take advantage of such entitlement, and give the numbers of your account, and those accounts held in the name of your spouse or for a minor child, and your specific relationship to each such other person.

     Letter of Intention. You may also qualify for a reduced sales charge by completing a Letter of Intention set forth on a separate form, which is available from the Fund. This enables you to aggregate purchases of shares of the Fund during a 12-month period for purposes of calculating the applicable sales charge. All shares of the Fund currently owned will be credited as purchases toward the completion of the Letter at the greater of their net asset value on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, you must notify your dealer, the transfer agent or the distributor that a Letter is on file along with all account numbers associated with the Letter.

     The Letter is not a binding obligation. However, 5% of the amount specified in the Letter will be held in escrow, and if your purchases are less than the amount specified, you will be requested to remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if you had not submitted a Letter.

     Sales at Net Asset Value. Class A shares of the Fund may be sold at net asset value (i.e., without a sales charge) to:
             ----

o registered representatives or employees (and their immediate families) of authorized dealers, or to any trust, pension, profit-sharing or other benefit plan for only such persons;
o banks or trust companies or their affiliates when the bank, trust company, or affiliate is authorized to make investment decisions on behalf of a client;
o investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;
o clients of such investment advisors and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker, agent, investment advisor or financial institution; and
o retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts."
o current officers, trustees, directors and employees (and their immediate families) of the Fund, the Fund's advisor, the Fund's distributor, employees (and their immediate families) of certain firms providing services to the Fund (such as the Fund's custodian and administrator), and any trust, pension, profit-sharing or other benefit plan for any such persons.

     The Fund may also issue Class A shares at net asset value in connection with the acquisition of, or merger or consolidation with, another investment company.

     The sales of Class A shares at net asset value described in this section are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the Class A shares will not be resold except through redemption. Such notice must be given to the transfer agent or the distributor at the time of purchase on a form for this purpose available from the Fund.

Class B Shares--Contingent Deferred Sales Charge

     The Class B shares can be purchased at net asset value without an initial sales charge. However, if the Class B shares are redeemed within six years after purchase, they are subject to a contingent deferred sales charge ("CDSC") (expressed as a percentage of the lesser of the current net asset value or original cost) which will vary according to the number of years from the purchase of Class B shares until the redemption of those shares. The amount of the contingent deferred sales charge on Class B shares is set forth below.

Holding Period                                       CDSC

Redeemed during the first year                       5.0%
Redeemed during the second or third year             4.0%
Redeemed during the fourth or fifth year             2.0%
Redeemed during the sixth year                       1.0%
Redeemed after the sixth year                        None

     Class B shares are subject to higher distribution fees than Class A shares for a period of eight years (after which they convert to Class A shares). Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date.

     The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

     Application of the Contingent Deferred Sales Charge. Shares obtained from dividend or distribution reinvestment are not subject to the contingent deferred sales charge. The contingent deferred sales charge, if applicable, is deducted from the amount of the redemption. The contingent deferred sales charge will be waived on redemptions of shares following the death of a shareholder or to meet the requirements of certain qualified retirement plans. The contingent deferred sales charge will also be waived for accounts for the benefit of present or former directors of the Fund or their relatives.

General

     In addition to the discount or commission paid to dealers, a distributor may from time to time pay additional cash or other incentives to dealers in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers, to provide additional compensation to registered representatives who sell shares of the Fund.

Reinstatement Privilege

     If you redeem Class A shares and then decide to reinvest them, you may, within 60 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales charge, all or any part of the investment in Class A shares of the Fund. If you redeem Class B shares and the redemption was subject to a contingent deferred sales charge, you may reinstate all or any part of the investment in Class B shares of the Fund within 60 calendar days of the date of redemption and receive a credit for the applicable contingent deferred sales charge paid. Such investment will be reinstated at the net asset value per share established as of the close of trading on the New York Stock Exchange next calculated after the request is received. The transfer agent must be informed that the purchase represents a reinstated investment. Reinstated shares must be registered exactly and be of the same class as the shares previously redeemed; and the Fund's minimum initial investment amount must be met at the time of reinstatement. The holding period for purposes of the contingent deferred sales charge will start again for any shares purchased through the reinstatement privilege. The reinstatement privilege is limited to two times per calendar year.

Description of Classes

     The Fund currently is authorized to offer three classes of shares: Class A, Class B and Class R shares. Each class is subject to different expenses and a different sales charge structure.

     When purchasing shares, please specify whether you are purchasing Class A shares or Class B shares. The differing expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker-dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

Distribution Plans

     Each class has adopted a plan under Rule 12b-1 that allows the class to pay distribution fees for the sale and distribution of its shares and allows the class to pay for services provided to shareholders. Class A shares pay annual 12b-1 expenses of 0.25%. Class B shares pay annual 12b-1 expenses of 1.00%. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application, obtainable from the transfer agent. Investments may be made monthly or quarterly. You may terminate the automatic investment or change the amount of your monthly purchase at any time by written notification to the transfer agent. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund; the Fund does not accept third party checks.

                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer of $15.00 is changed to defray custodial charges for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:  TANAKA Funds, Inc                       Overnight:  TANAKA Funds, Inc.
            c/o Unified Fund Services, Inc.                     c/o Unified Fund Services, Inc.
            P.O. Box 6110                                       431 North Pennsylvania Street
            Indianapolis, Indiana  46206-6110                   Indianapolis, Indiana  46204

     Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form, less any applicable sales charge. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at 877-4-TANAKA. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     By Wire - If you have elected wire redemption privileges, the Fund will, upon request, transmit the proceeds of any redemption greater than $10,000 by federal funds wire to a bank account designated on your Account Application. Any charge for wire redemptions will be deducted from your Fund account by redemption of shares. If you wish to request bank wire redemptions by telephone, you must also elect telephone redemption privileges.

     Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at 877-4-TANAKA. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 60 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of directors.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form, less any applicable sales charge.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

     Tanaka Capital Management, Inc., 230 Park Avenue, Suite 960, New York, New York 10169, serves as investment advisor to the Fund (the "Investment Advisor"). Tanaka Capital Management, Inc. has been providing portfolio management services since its founding, in 1986, by Graham Y. Tanaka. As of January 31, 2002, in addition to the assets of the Fund, the Investment Advisor and its affiliates managed other assets of approximately $155 million.

     Graham Y. Tanaka has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in December 1998. Mr. Tanaka has approximately 12 years of experience managing a mutual fund portfolio, and has approximately 18 years of experience managing investment portfolios for private clients. From 1973 until 1978, Mr. Tanaka was a research analyst at Morgan Guaranty Trust. He then worked at Fiduciary Trust Company of New York as Vice President from 1978-1980. Prior to launching Tanaka Capital, Mr. Tanaka served as Chairman at Milbank Tanaka & Associates from 1980 to 1986. He is a member of The Electronic Analyst Group and also a member of the Healthcare Analyst Association. Mr. Tanaka currently serves on the boards of TransAct Technologies, Inc. and Tridex Corporation. He is a 1971 graduate of Brown University (BS, BA), a 1973 graduate of Stanford University (MBA) and a Chartered Financial Analyst (CFA).

     For the fiscal year ended November 30, 2001 the Fund paid the Investment Advisor a fee at an annualized rate of 1.00% of its average daily net assets. The Investment Advisor may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                              FINANCIAL HIGHLIGHTS

     The following tables are intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Class A                                                For the                   For the period
                                                     year ended               November 9, 2000 (c)
                                                    November 30,                     through
                                                        2001                    November 30, 2000
                                                ----------------------      --------------------------
Selected Per Share Data
Net asset value, beginning of period
                                                $               14.38            $             17.46
                                                ----------------------      --------------------------
Income from investment operations:
   Net investment income (loss)                                (0.19)                          (0.01)
   Net realized and unrealized gain (loss)                     (3.23)                          (3.07)
                                                ----------------------      --------------------------
Total from investment operations                               (3.42)                          (3.08)
                                                ----------------------      --------------------------
Less Distributions:
From net investment income                                       0.00                            0.00
From realized capital gains                                      0.00                            0.00
                                                ----------------------      --------------------------
Total distributions                                              0.00                            0.00
                                                ----------------------      --------------------------


Net asset value, end of period                  $               10.96            $              14.38
                                                ======================      ==========================

Total Return                                                 (23.84)%                        (17.64)%(b)

Ratios and Supplemental Data
Net assets, end of period (000)                                  $274                            $262
Ratio of expenses to average net assets                         1.75%                           1.00% (a)
Ratio of expenses to average net assets
   before reimbursement                                         5.02%                           1.00% (a)
Ratio of net investment income (loss) to
   average net assets                                         (1.55)%                         (0.73)% (a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                    (4.82)%                         (0.73)% (a)
Portfolio turnover rate                                        24.24%                          21.86%

(a)  Annualized
(b)  For periods of less than a full year, total return is not annualized.
(c)  Commencement of operations.

Class B                                                    For the                     For the period
                                                         year ended             December 31, 1999 (c) through
                                                        November 30,                  November 30, 2000
                                                            2001
                                                  ---------------------------------------------------------------
Selected Per Share Data
Net asset value, beginning of period               $                 14.27       $                        16.03
                                                  ---------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                                      (0.26)                               (0.30)
   Net realized and unrealized gain (loss)                           (3.10)                               (1.46)
                                                  ---------------------------------------------------------------
Total from investment operations                                     (3.36)                               (1.76)
                                                  ---------------------------------------------------------------
Less Distributions:
From net investment income                                             0.00                                 0.00
From realized capital gains                                            0.00                                 0.00
                                                  ---------------------------------------------------------------
Total distributions                                                    0.00                                 0.00
                                                  ---------------------------------------------------------------

Net asset value, end of period                     $                  10.91      $                         14.27
                                                  ===============================================================

Total Return                                                       (23.55)%                             (10.98)%(b)

Ratios and Supplemental Data
Net assets, end of period (000)                                      $1,003                                 $462
Ratio of expenses to average net assets                               2.50%                                2.50% (a)
Ratio of expenses to average net assets
   before reimbursement                                               5.25%                                7.94% (a)
Ratio of net investment income (loss) to
   average net assets                                               (2.27)%                              (2.08)% (a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                          (5.03)%                              (7.51)% (a)
Portfolio turnover rate                                              24.24%                               21.86%

(a)  Annualized
(b)  For periods of less than a full year, total return is not annualized.
(c)  Commencement of operations.


                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Funds at 877-4-TANAKA to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

















Investment Company Act #811-9096

                                     [LOGO]



                               TANAKA Growth Fund

                                 Class R Shares

                                   Prospectus

                                  April 1, 2002


INVESTMENT OBJECTIVE:
Growth of capital




230 Park Avenue, Suite 960
New York, New York 10169
877-4-TANAKA (TOLL FREE)


















     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................5

HOW TO BUY SHARES..............................................................6

HOW TO REDEEM SHARES...........................................................9

DETERMINATION OF NET ASSET VALUE..............................................10

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................10

MANAGEMENT OF THE FUND........................................................11

FINANCIAL HIGHLIGHTS..........................................................12

PRIVACY POLICY................................................................13

FOR MORE INFORMATION..................................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the TANAKA Growth Fund is growth of capital.

Principal Strategies

     The Fund invests primarily in common stocks and other equity securities of small, medium and large capitalization companies. The Fund will invest primarily in domestic securities, but it may also invest up to 45% of its net assets, measured at the time of investment, in foreign securities, including multinational and emerging market securities. The Fund is a non-diversified fund, which means that the Fund may take larger positions in a small number of companies than a diversified fund.

     The Fund's investments in equity securities will generally consist of issues which the Fund's advisor believes have capital growth potential due to factors such as:

o    rapid growth in demand in existing markets;
o    expansion into new markets;
o    new product introductions;
o    reduced competitive pressures;
o    cost reduction programs;
o    changes in management; and
o other fundamental changes which may result in improved earnings growth or increased asset values.

     The Fund's advisor relies on research, management meetings and industry contacts to identify:

o companies with above-average long-term earnings growth potential that could exceed market expectations;
o industries that are positioned to participate in strong demographic, societal or economic trends; and
o companies within those industries that have a particular competitive advantage or niche.

     The Fund may sell a security when:

o    the fundamentals of the company decline;
o    the security reaches a target price or price-to-earnings ratio; or
o the Fund's advisor determines to reallocate assets to a security with superior capital growth potential.

     While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors are likely to be overweighted compared to others because the Fund's advisor seeks the best investment opportunities regardless of sector. For example, the Fund may be overweighted at times in the financial services, technology and pharmaceutical/health care sectors. The sectors in which the Fund may be overweighted will vary at different points in an economic cycle.

Principal Risks of Investing in the Fund

Management Risk. The advisor's growth-oriented approach may fail to produce the intended results.
Smaller Company Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:
o The earnings and prospects of smaller companies are more volatile than larger companies.
o Smaller companies may experience higher failure rates than do larger companies.
o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.
o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole. Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.
Foreign Risk. To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.
     Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.
     In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Non-Diversification Risk. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.
Sector Risk. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the financial services sector, the technology sector or the pharmaceutical/health care sector, it will be affected by developments affecting the applicable sector. All three sectors are subject to changing government regulations that may limit profits and restrict services offered. Companies in these sectors also may be significantly affected by intense competition. In addition, the profitability of companies in the financial services industries can be significantly affected by the cost of capital and changes in interest rates, and technology and pharmaceutical/health care products may be subject to rapid obsolescence.

Volatility Risk. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.
Additional Risks.
o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

     The Fund may be suitable for:

o    long-term investors seeking a fund with a growth investment strategy;
o investors who can tolerate the greater risks associated with common stock investments;
o investors willing to accept the greater market price fluctuations of smaller companies;
o investors who can tolerate the increased risks of foreign and emerging market securities; or
o investors who can tolerate the increased risks and price fluctuations associated with a non-diversified fund.

General

     The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments or repurchase agreements. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

     The bar chart and table below shows the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year-to-year since the Fund's inception. The table shows how the Fund's average annual total returns over time compared to those of a broad-based securities market index. As with all mutual funds, past results (before and after taxes) are not an indication of future performance.

                            Year-by-Year Total Return
                          for each full calendar year
                         sice the Fund was established
                                   (Class R)

                                  1999 57.93%
                                  2000 -10.40%
                                  2001 -19.19%

     During the periods shown, the highest return for a quarter was 51.08% (4th quarter, 1999); and the lowest return was -23.35% ( 3rd quarter, 2001).

Average Annual Total Returns (through December 31, 2001):

                                                                                One Year     Since Inception1
The Fund - Class R
         (return before taxes)                                                  -19.19%           5.08%
         (return after taxes on distributions)2                                 -19.19%           4.89%
         (return after taxes on distributions and sale of Fund shares)2         -13.24%           3.62%

S&P 500 Index                                                                   -11.96%          -1.12%
Russell 2000 Index                                                                2.49%           7.26%
NASDAQ Composite Index                                                          -25.69%          -3.88%

1December 30, 1998
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for
Class B only, and after-tax returns for other classes will vary.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

     The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee (A)..........................................................NONE
Exchange Fee................................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.00%
Distribution (12b-1) Fees..................................................0.25%
Other Expenses.............................................................3.56%
Total Annual Fund Operating Expenses.......................................4.81%
Expense Reimbursement (B)..................................................3.06%
Net Expenses (After Expense Reimbursement) ................................1.75%

(A) A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

(B) The Fund's advisor has contractually agreed to waive fees and/or reimburse Class R expenses through March 31, 2003 to maintain Class R total annual operating expenses at 1.75% of average daily net assets. Any waiver or reimbursement by the Fund's advisor is subject to repayment by the Fund within the three fiscal years following the year ending November 30, 2003, if the Fund is able to make the payment without exceeding the above-described expense limitation.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for expense reimbursement reflected in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                   1 year           3 years           5 years           10 years
                   ------           --------          -------           --------
                    $184             $1,514            $2,523            $5,039

                                HOW TO BUY SHARES

     The purchase of Class R shares is only available to the following persons:

o current shareholders in Class R, or the spouse, siblings, children, grandchildren, parents, or grandparents of any such person or any such person's spouse (collectively "Relatives");
o investment advisory clients of the Fund's advisor and their Relatives, as well as other persons approved on a case by case basis by the Fund's advisor;
o officers and directors of the Fund, officers, directors and employees of the Fund's advisor and their relatives, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative;
o shares purchased on behalf of wrap fee client accounts by broker-dealers that have sales agreements with the distributor of the Fund;
o registered representatives employed by broker-dealers that have sales agreements with the distributor of the Fund, and their spouses and children (or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person); and
o shares purchased on behalf of clients of financial planners, registered investment advisors, bank trust departments and other financial intermediaries with service agreements with the distributor of the Fund.

     The minimum initial investment in the Fund is $1,000 and minimum subsequent
investments   are  $500.   The  Fund  may  waive  the  minimum   under   certain
circumstances.

Initial Purchase

     By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and
o    a check (subject to the minimum amounts) made payable to the Fund.

     Mail the application and check to:

U.S. Mail:  TANAKA Funds, Inc                        Overnight:  TANAKA Funds, Inc.
            c/o Unified Fund Services, Inc.                      c/o Unified Fund Services, Inc.
            P.O. Box 6110                                        431 North Pennsylvania Street
            Indianapolis, Indiana  46206-6110                    Indianapolis, Indiana 46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at 877-4-TANAKA to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      U.S. Bank, N.A.
      ABA #0420-0001-3
      Attn: TANAKA Funds, Inc.:  TANAKA Growth Fund
      Account Name _________________(write in shareholder name)
      For the Account # ______________(write in shareholder account number) D.D.A.#488922451

     You must also mail a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds.

Through Financial Institutions

     You may purchase and redeem shares of the Fund through brokers and other financial institutions that have entered into sales agreements with the Fund's distributor. These institutions may charge a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. These institutions are authorized to designate other intermediaries to receive purchase and redemption requests on the Fund's behalf. The Fund is not responsible for the failure of any institution to promptly forward these requests.

     If you purchase shares through a broker-dealer or financial institution, your purchase will be subject to its procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. You should acquaint yourself with the institution's procedures and read this Prospectus in conjunction with any materials and information provided by the institution. If you purchase Fund shares in this manner, you may or may not be the shareholder of record and, subject to your institution's and the Fund's procedures, may have Fund shares transferred into your name. There is typically a one to five day settlement period for purchases and redemptions through broker-dealers.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name                    -the name of your account(s)
      -your account number(s)       -a check made payable to TANAKA Funds, Inc.

Checks should be sent to the TANAKA Funds, Inc., c/o Unified Fund Services at the address listed above. A bank wire should be sent as outlined on page 6..

Description of Classes

     The Fund currently is authorized to offer three classes of shares: Class A, Class B and Class R shares. Each class is subject to different expenses and a different sales charge structure.

     When purchasing shares, please specify that you are purchasing Class R shares. The differing expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker-dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

Distribution Plan

     The Fund has adopted a plan under Rule 12b-1 that allows Class R of the Fund to pay distribution fees for the sale and distribution of its shares and allows the class to pay for services provided to shareholders. Class R shares are permitted to pay annual 12b-1 expenses of 0.25%. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application, obtainable from the transfer agent. Investments may be made monthly or quarterly. You may terminate the automatic investment or change the amount of your monthly purchase at any time by written notification to the transfer agent. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund; the Fund does not accept third party checks.

                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer of $15.00 is charged to defray custodial changes for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:  TANAKA Funds, Inc                    Overnight:  TANAKA Funds, Inc.
            c/o Unified Fund Services, Inc.                  c/o Unified Fund Services, Inc.
            P.O. Box 6110                                    431 North Pennsylvania Street
            Indianapolis, Indiana  46206-6110                Indianapolis, Indiana 46204

     Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at 877-4-TANAKA. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     By Wire - If you have elected wire redemption privileges, the Fund will, upon request, transmit the proceeds of any redemption greater than $10,000 by federal funds wire to a bank account designated on your Account Application. Any charge for wire redemptions will be deducted from your Fund account by redemption of shares. If you wish to request bank wire redemptions by telephone, you must also elect telephone redemption privileges.

     Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at 877-4-TANAKA. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 60 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of directors.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

     Tanaka Capital Management, Inc., 230 Park Avenue, Suite 960, New York, New York 10169, serves as investment advisor to the Fund (the "Investment Advisor"). Tanaka Capital Management, Inc. has been providing portfolio management services since its founding, in 1986, by Graham Y. Tanaka. As of January 31, 2002, in addition to the assets of the Fund, the Investment Advisor and its affiliates managed other assets of approximately $155 million.

     Graham Y. Tanaka has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in December 1998. Mr. Tanaka has approximately 12 years of experience managing a mutual fund portfolio, and has approximately 18 years of experience managing investment portfolios for private clients. From 1973 until 1978, Mr. Tanaka was a research analyst at Morgan Guaranty Trust. He then worked at Fiduciary Trust Company of New York as Vice President from 1978-1980. Prior to launching Tanaka Capital, Mr. Tanaka served as Chairman at Milbank Tanaka & Associates from 1980 to 1986. He is a member of The Electronic Analyst Group and also a member of the Healthcare Analyst Association. Mr. Tanaka currently serves on the boards of TransAct Technologies, Inc. and Tridex Corporation. He is a 1971 graduate of Brown University (BS, BA), a 1973 graduate of Stanford University (MBA) and a Chartered Financial Analyst (CFA).

     For the fiscal year ended November 30, 2001, the Fund paid the Investment Advisor a fee equal to 1.00% of its average daily net assets. The Investment Advisor may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                              FINANCIAL HIGHLIGHTS

      The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

TANAKA Growth Fund - Class R
Financial Highlights

                                                    For the               For the                For the
                                                   year ended            year ended        period December 30,
                                                  November 30,          November 30,         1998 (c) through
                                                      2001                  2000            November 30, 1999
                                               -------------------  --------------------- -----------------------
Selected Per Share Data
Net asset value, beginning of period             $         14.38     $            13.05      $             10.00
                                               -------------------  --------------------- -----------------------
Income from investment operations:
   Net investment income (loss)                            (0.18)                 (0.24)                  (0.08)
   Net realized and unrealized gain (loss)                 (3.23)                   1.57                    3.13
                                               -------------------  --------------------- -----------------------
Total from investment operations                           (3.41)                   1.33                    3.05
                                               -------------------  --------------------- -----------------------
Less Distributions:
From net investment income                                                          0.00                    0.00
From realized capital gains                                (0.08)                   0.00                    0.00
                                               -------------------  --------------------- -----------------------
Total distributions                                        (0.08)                   0.00                    0.00
                                               -------------------  --------------------- -----------------------

Net asset value, end of period                 $           10.89     $             14.38    $              13.05
                                               ===================  ===================== =======================

Total Return                                             (23.83)%                 10.19%                  30.50%(b)

Ratios and Supplemental Data
Net assets, end of period (000)                            $3,524                 $3,602                  $1,495
Ratio of expenses to average net assets                     1.75%                  1.75%                   1.75%(a)
Ratio of expenses to average net assets
   before reimbursement                                     4.81%                  6.20%                  13.89%(a)
Ratio of net investment income (loss) to
   average net assets                                     (1.52)%                (1.37)%                 (0.80)%(a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                (4.58)%                (5.81)%                (12.94)%(a)
Portfolio turnover rate                                    24.24%                 21.86%                  53.45%(a)

(a)  Annualized
(b)  For periods of less than a full year, total return is not annualized.
(c)  Commencement of operations.


                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide product or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Funds at 877-4-TANAKA to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


















Investment Company Act #811-9096